Mortgage Servicing Assets	12 Months Ended
Dec. 31, 2012
Mortgage Servicing Assets [Abstract]
Mortgage Servicing Assets

Note 6 - Mortgage Servicing Assets

Loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage and other loans serviced for others were approximately $386 million and $346 million at December 31, 2012 and 2011, respectively. The carrying value of capitalized servicing rights, net of valuation allowances, is included in other assets. A summary of mortgage servicing rights follows:

	2012	2011	2010
	(dollars in thousands)

Beginning of year mortgage servicing rights:	$2,142	$2,134	$1,890
Amounts capitalized	1,237	679	1,113
Amortization	(908)	(671)	(869)
Impairment	(77)	—	—

End of year	$2,394	$2,142	$2,134

Amortization expense is estimated as follows:

Year ending December 31,
(dollars in thousands)

2013	$565
2014	489
2015	414
2016	338
2017	261
Thereafter	327

Total	$2,394

The amortization does not anticipate or pro-forma loan prepayments.

The fair value of mortgage servicing rights was $2.4 million at December 31, 2012 and $2.5 million at December 31, 2011. The key assumptions used to value mortgage servicing rights as of December 31, 2012 were as follows; weighted average remaining life 264 months, weighted average discount rate 12.0%, weighted average coupon 4.22% and weighted average prepayment speed 325%.